                                                                    Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined balance sheet as of June 30, 1998 and the pro forma condensed combined statements of income for the six months ended June 30, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1997, give effect to the October 2, 1998 merger of Citizens Bancshares, Inc. (Bancshares), now known as Sky Financial Group, Inc. (Sky) and Mid Am, Inc. (Mid Am) based on the historical consolidated financial statements of Bancshares and Mid Am, the supplemental consolidated financial statements of Bancshares and the issuance of 0.77 shares of Sky common shares for each Mid Am common share outstanding. The pro forma financial statements have been prepared based upon the respective company's financial statements. These pro forma statements, which include results of operations as if the merger had been effected on the first day of the periods presented and had been accounted for under the pooling of interests method of accounting, may not be indicative of the results that actually would have occurred if the merger had been in effect on the dates indicated or which may be obtained in the future including the year ending December 31, 1998. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of Bancshares and Mid Am and the supplemental consolidated financial statements and notes thereto of Bancshares.

                            CITIZENS BANCSHARES, INC.
                                  MID AM, INC.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 1998

                                                                                                       BANCSHARES AND
                                          BANCSHARES            MID AM                                     MID AM
                                                                                 PRO FORMA                PRO FORMA
                                                                                ADJUSTMENTS               COMBINED
                                          ----------          ----------        ------------             -----------
                                         (IN THOUSANDS)      (IN THOUSANDS)    (IN THOUSANDS)           (IN THOUSANDS)
                                          (UNAUDITED)         (UNAUDITED)       (UNAUDITED)              (UNAUDITED)
ASSETS
Cash and dues from banks                $     54,966        $    101,787                                 $    156,753
Federal funds sold and interest-
   bearing deposits                           20,452              28,014                                       48,466
Securities                                   523,108             421,020                                      944,128
Loans, net                                 1,121,976           1,634,545                                    2,756,521
Premises and equipment                        29,518              53,599                                       83,117
Accrued interest receivable and
   other assets                               54,458              43,017       $     7,000 (1)                104,475
                                          ----------          ----------        -----------               -----------
         Total assets                     $1,804,478          $2,281,982        $     7,000               $ 4,093,460
                                          ==========          ==========        ===========               ===========

LIABILITIES
Deposits                                  $1,400,225          $1,811,696                                   $3,211,921
Federal funds purchased and
   repurchase agreements                      79,873             106,408                                      186,281
Other debt and Federal Home Loan
   Bank advances                             151,805             179,463                                      331,268
Accrued interest payable and other
   liabilities                                13,559              21,210         $  25,000 (1)                 59,769
                                          ----------          ----------         ----------               -----------
         Total liabilities                 1,645,462           2,118,777             25,000                 3,789,239

SHAREHOLDERS' EQUITY                         159,016             163,205           (18,000) (1)               304,221
                                          ----------          ----------         ----------               -----------

Total liabilities and shareholders'
equity                                    $1,804,478          $2,281,982         $    7,000               $ 4,093,460
                                          ==========          ==========         ==========               ===========


1. Preliminary estimates of merger-related charges. As a result, an estimated $7 million current and deferred tax asset is included herein.

                            CITIZENS BANCSHARES, INC.
                                  MID AM, INC.

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                                                          BANCSHARES AND
                                                                                             MID AM
                                                                                            PRO FORMA
                                               BANCSHARES             MID AM                COMBINED
                                              ------------          -----------            ------------

                                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                    (UNAUDITED)

INTEREST INCOME
Loans, including fees                         $     52,633         $     74,596            $    127,229
Securities and other                                16,894               12,942                  29,836
                                              ------------          -----------            ------------
         Total interest income                      69,527               87,538                 167,065

INTEREST EXPENSE
Deposits                                            27,320               34,493                  61,813
Borrowings                                           6,249                8,015                  14,264
                                              ------------          -----------            ------------
         Total interest expense                     33,569               42,508                  76,077
                                              ------------          -----------            ------------

NET INTEREST INCOME                                 35,958               45,030                  80,988
PROVISIONS FOR LOAN LOSSES                           3,409                2,450                   5,859
                                             -------------         ------------           -------------

NET INTERST INCOME AFTER
   PROVISION FOR LOAN LOSSES                        32,549               42,580                  75,129
OTHER INCOME                                         6,028               39,316                  45,344
OTHER EXPENSES                                      25,628               58,694                  84,322
                                              ------------          -----------            ------------

INCOME BEFORE INCOME TAXES                          12,949               23,202                  36,151
INCOME TAXES                                         3,770                7,313                  11,083
                                              ------------          -----------            ------------

NET INCOME                                  $        9,179        $      15,889           $      25,068
                                            ==============        =============           =============

EARNINGS PER COMMON SHARE
Basic                                       $         0.52        $        0.67           $        0.70
                                            ==============        =============           =============

Diluted                                     $         0.52        $        0.66           $        0.69
                                            ==============        =============           =============

WEIGHTED AVERAGE SHARES
   OUTSTANDING
Basic                                               17,701               23,567                  35,848
                                            ==============        =============           =============

Diluted                                             17,812               24,128                  36,391
                                            ==============        =============           =============

                            CITIZENS BANCSHARES, INC.
                                  MID AM, INC.

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                                                     BANCSHARES AND
                                                                        MID AM
                                                                       PRO FORMA
                                       BANCSHARES       MID AM          COMBINED
                                       ----------       ------          --------

                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                     (UNADUITED)

INTEREST INCOME
Loans, including fees                   $ 47,766        $ 71,195        $118,961
Securities and other                      15,615          12,747          28,362
                                        --------        --------        --------
         Total interest income            63,381          83,942         147,323

INTEREST EXPENSE
Deposits                                  24,279          34,413          58,692
Borrowings                                 5,405           5,248          10,653
                                        --------        --------        --------
         Total interest expense           29,684          39,661          69,345
                                        --------        --------        --------

NET INTEREST INCOME                       33,697          44,281          77,978
PROVISIONS FOR LOAN LOSSES                 1,215           2,759           3,974
                                        --------        --------        --------

NET INTERST INCOME AFTER
  PROVISION FOR LOAN LOSSES               32,482          41,522          74,004
OTHER INCOME                               4,951          33,884          38,835
OTHER EXPENSES                            19,961          50,039          70,000
                                        --------        --------        --------

INCOME BEFORE INCOME TAXES                17,472          25,367          42,839
INCOME TAXES                               5,340           8,637          13,977
                                        --------        --------        --------

NET INCOME                              $ 12,132        $ 16,730        $ 28,862
                                        ========        ========        ========

NET INCOME AVAILABLE TO
   COMMON SHAREHOLDERS                  $ 12,132        $ 16,125        $ 28,257
                                        ========        ========        ========

EARNINGS PER COMMON SHARE
Basic                                   $   0.69        $   0.69        $   0.79
                                        ========        ========        ========

Diluted                                 $   0.68        $   0.65        $   0.77
                                        ========        ========        ========

WEIGHTED AVERAGE SHARES
   OUTSTANDING
Basic                                     17,654          23,309          35,602
                                        ========        ========        ========

Diluted                                   17,747          25,728          37,558
                                        ========        ========        ========

                            CITIZENS BANCSHARES, INC.
                                  MID AM, INC.

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                          BANCSHARES AND
                                                                              MID AM
                                                                            PRO FORMA
                                        BANCSHARES         MID AM            COMBINED
                                        ----------         ------            --------

                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                          (UNAUDITED)

INTEREST INCOME
Loans, including fees                    $ 99,187          $146,266          $245,453
Securities and other                       32,480            24,936            57,416
                                         --------          --------          --------
         Total interest income            131,667           171,202           302,869

INTEREST EXPENSE
Deposits                                   51,253            69,301           120,554
Borrowings                                 11,956            12,375            24,331
                                         --------          --------          --------
         Total interest expense            63,209            81,676           144,885
                                         --------          --------          --------

NET INTEREST INCOME                        68,468            89,526           157,984
PROVISIONS FOR LOAN LOSSES                  4,335             5,527             9,862
                                         --------          --------          --------

NET INTEREST INCOME AFTER
   PROVISION FOR LOAN LOSSES               64,123            83,999           148,122
OTHER INCOME                               10,991            66,569            77,560
OTHER EXPENSES                             43,228           104,052           147,280
                                         --------          --------          --------

INCOME BEFORE INCOME TAXES                 31,886            46,516            78,402
INCOME TAXES                                9,466            15,635            25,101
                                         --------          --------          --------

NET INCOME                               $ 22,420          $ 30,881          $ 53,301
                                         ========          ========          ========

NET INCOME AVAILABLE TO
   COMMON SHAREHOLDERS                   $ 22,420          $ 30,276          $ 52,696
                                         ========          ========          ========

EARNINGS PER COMMON SHARE
Basic                                    $   1.27          $   1.27          $   1.46
                                         ========          ========          ========

Diluted                                  $   1.26          $   1.22          $   1.43
                                         ========          ========          ========

WEIGHTED AVERAGE SHARES
   OUTSTANDING
Basic                                      17,671            23,836            36,025
                                         ========          ========          ========

Diluted                                    17,778            25,227            37,203
                                         ========          ========          ========

                            CITIZENS BANCSHARES, INC.
                                  MID AM, INC.

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                           BANCSHARES AND
                                                                              MID AM
                                                                            PRO FORMA
                                        BANCSHARES          MID AM           COMBINED
                                        ----------          ------           --------

                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                         (UNAUDITED)

INTEREST INCOME
Loans, including fees                    $ 90,656          $134,721          $225,377
Securities and other                       27,326            30,262            57,588
                                         --------          --------          --------
         Total interest income            117,982           164,983           282,965

INTEREST EXPENSE
Deposits                                   45,158            73,128           118,286
Borrowings                                  6,259             6,941            13,200
                                         --------          --------          --------
         Total interest expense            51,417            80,069           131,486
                                         --------          --------          --------

NET INTEREST INCOME                        66,565            84,914           151,479
PROVISIONS FOR LOAN LOSSES                  2,279             4,537             6,816
                                         --------          --------          --------

NET INTEREST INCOME AFTER
   PROVISION FOR LOAN LOSSES               64,286            80,377           144,663
OTHER INCOME                                8,735            49,501            58,236
OTHER EXPENSES                             41,737            91,419           133,156
                                         --------          --------          --------

INCOME BEFORE INCOME TAXES                 31,284            38,459            69,743
INCOME TAXES                                9,554            12,467            22,021
                                         --------          --------          --------

NET INCOME                               $ 21,730          $ 25,992          $ 47,722
                                         ========          ========          ========

NET INCOME AVAILABLE TO
   COMMON SHAREHOLDERS                   $ 21,730          $ 23,585          $ 45,315
                                         ========          ========          ========

EARNINGS PER COMMON SHARE
Basic                                    $   1.23          $   1.04          $   1.29
                                         ========          ========          ========

Diluted                                  $   1.22          $   0.98          $   1.25
                                         ========          ========          ========

WEIGHTED AVERAGE SHARES
   OUTSTANDING
Basic                                      17,708            22,734            35,213
                                         ========          ========          ========

Diluted                                    17,768            26,654            38,215
                                         ========          ========          ========

                            CITIZENS BANCSHARES, INC.
                                  MID AM, INC.

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                          BANCSHARES AND
                                                                              MID AM
                                                                             PRO FORMA
                                        BANCSHARES         MID AM            COMBINED
                                        ----------         ------            --------

                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                        (UNAUDITED)

INTEREST INCOME
Loans, including fees                    $ 83,127          $130,300          $213,427
Securities and other                       27,664            32,243            59,907
                                         --------          --------          --------
         Total interest income            110,791           162,543           273,334

INTEREST EXPENSE
Deposits                                   42,413            72,527           114,940
Borrowings                                  6,210             7,789            13,999
                                         --------          --------          --------
         Total interest expense            48,623            80,316           128,939
                                         --------          --------          --------

NET INTEREST INCOME                        62,168            82,227           144,395
PROVISIONS FOR LOAN LOSSES                  2,504             3,002             5,506
                                         --------          --------          --------

NET INTEREST INCOME AFTER
   PROVISION FOR LOAN LOSSES               59,664            79,225           138,889
OTHER INCOME                                7,531            35,955            43,486
OTHER EXPENSES                             40,172            78,416           118,588
                                         --------          --------          --------

INCOME BEFORE INCOME TAXES                 27,023            36,764            63,787
INCOME TAXES                                8,229            11,797            20,026
                                         --------          --------          --------

NET INCOME                               $ 18,794          $ 24,967          $ 43,761
                                         ========          ========          ========

NET INCOME AVAILABLE TO
   COMMON SHAREHOLDERS                   $ 18,794          $ 22,216          $ 41,010
                                         ========          ========          ========

EARNINGS PER COMMON SHARE
Basic                                    $   1.06          $   0.96          $   1.15
                                         ========          ========          ========

Diluted                                  $   1.06          $   0.92          $   1.13
                                         ========          ========          ========

WEIGHTED AVERAGE SHARES
   OUTSTANDING
Basic                                      17,783            23,070            35,547
                                         ========          ========          ========

Diluted                                    17,806            27,241            38,782
                                         ========          ========          ========